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                                                                    Exhibit 10.2

                              (MAZARS LETTERHEAD)

                         CONSENT OF INDEPENDENT AUDITOR

We hereby consent to the incorporation by reference in this registration statement of Elscint Ltd. on Form S-8 (relating to the registration of shares to be used under the Elscint Ltd. 2041 Incentive Plan to Employees and Officers and the Elscint Ltd. 2003 Incentive Plan to Employees and Officers, File Number 333-111519) of our report dated March 21, 2005 relating to the financial statements of B.E.A. Hotels N.V. for the year ended December 31, 2004, which are included in Elscint Ltd. Annual Report an Amendment to Form 20-F/A filed July 14, 2005.

Amsterdam, July 14, 2005

MAZARS PAARDEKOOPER HOFFMAN

/s/ F.D.N. WALTA RA

F.D.N. WALTA RA